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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 21, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        1-27                  74-1383447
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
        incorporation)                    Number)         Identification Number)



         2000 Westchester Avenue,                                     10650
          White Plains, New York                                    (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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1.                On October 21, 1997, the  Registrant  issued an Earnings Press
                  Release entitled "Texaco Reports Strong Results: Third Quarter 1997 Earnings Total $490 Million," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)               Exhibits

                  99.1     Press Release issued by Texaco Inc. dated October 21,
                           1997,   entitled   "Texaco  Reports  Strong  Results:
                           Third  Quarter 1997 Earnings Total $490 Million."




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                TEXACO INC.
                                                           ---------------------
                                                                (Registrant)





                                                       By:       R.E. Koch
                                                           ---------------------
                                                           (Assistant Secretary)




Date:  October 21, 1997
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